SCHEDULE 14A
                                 (RULE 14A-101)

               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:



[   ] Preliminary Proxy Statement   [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Under 240.14a-12

                              CENTRAL COAST BANCORP
-------------------------------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required .
[ ] $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22 (a) (2) of Schedule 14A.
[ ] Fee computed on table below per exchange Act Rules 14a-6 (i) 4 and 0-11.

        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)  Proposed maximum aggregate value of transaction:
        (5)  Total fee paid:

[ ] Fee paid previously by written preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount previously paid  :
        (2)  Form, Schedule or Registration Statement No.  :
        (3)  Filing Party  :
        (4)  Date Filed  :

                         CENTRAL COAST BANCORP
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, May 22, 2003

   TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Central Coast Bancorp will be held at 301 Main Street, Salinas, California, on Thursday, May 22, 2003 at 5:30 p.m. for the following purposes:

1.   To elect Class II directors.
2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for the 2003 fiscal year.
3. To transact such other business as may properly come before the Meeting.

     The names of the Board of Directors' nominees to be Class II directors of Central Coast Bancorp are set forth in the accompanying Proxy Statement and incorporated here by reference.

     Article III, Section 16 of the Bylaws of Central Coast Bancorp provides for the nomination of directors in the following manner:

     "Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these by-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

(a)  the name and address of each proposed nominee;
(b)  the principal occupation of each proposed nominee;
(c) the number of shares of capital stock of the corporation owned by each proposed nominee;
(d)  the name and  residence  address of the  notifying  shareholder;
     and
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

     Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected."

     Only shareholders of record at the close of business on March 24, 2003 are entitled to notice of and to vote at this Meeting and at any postponements or adjournments thereof.

                                    By Order of the Board of Directors


                                    /s/ ROBERT M. STANBERRY
                                    -----------------------
   Salinas, California              Robert M. Stanberry, Secretary
   April 22, 2003

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Mailed to Shareholders
on or about April 22, 2003



                    CENTRAL COAST BANCORP

                       PROXY STATEMENT

           INFORMATION CONCERNING THE SOLICITATION



     This Proxy Statement is being furnished to the shareholders of Central Coast Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 301 Main Street, Salinas, California on May 22, 2003 at 5:30 p.m. (the "Meeting"). Only shareholders of record on March 24, 2003 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 9,917,241 shares of its no par value Common Stock (the "Common Stock").

     Shareholders are entitled to one vote for each share held as of the Record Date. Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

     Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

     Unless otherwise instructed, each valid proxy returned which is not revoked will be voted "FOR" Proposals 1 and 2 as described in this Proxy Statement, and, at the proxyholders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to postpone or adjourn the Meeting).

     The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiary, Community Bank of Central California (the "Bank"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     As of the Record Date, March 24, 2003, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

=============== ============== ============ ============
                  Name and     Amount and   Percentage
   Title of        Address       Nature      of Class
    Class       of Beneficial      of       Beneficially
                    Owner      Beneficial      Owned
                                Ownership
--------------- -------------- ------------ ------------

 Common Stock,   Robert L.
 No Par Value     Meyer (1)      741,933        7.5%
=============== ============== ============ ============

(1) The address for the person listed is P. O. Box 606, King City, California, 93930-0606. 713,177 shares are held by Mr. Meyer and his spouse as trustees of the Robert L. Meyer and Patricia J. Meyer Trust dated July 28, 1977. 16,667 shares are held by the Meyer One partnership of which Mr. and Mrs. Meyer's 1977 Trust owns 52%. 9,835 shares are held by Geneva M. Jones, individual, as to which Patricia J. Meyer has Power of Attorney for both her and her estate. 2,254 shares held by Robert L. Meyer's son Craig
   E. Meyer.


Security Ownership of Management

      The following table sets forth information as of March 24, 2003, concerning the equity ownership of the Corporation's directors and the executive officers named in the Summary Compensation Table, and directors and executive officers as a group. Unless otherwise indicated in the notes to the table, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock.

                                     Amount and
                        Name and     Nature of   Percent
                     Address (1) of  Beneficial     of
  Title of Class   Beneficial Owner  Ownership   Class (2)
  --------------   ----------------  ---------   ---------


Common Stock, No       Robert C.       33,744 (3)    0.3%
Par Value               Blatter

Common Stock, No       C. Edward      388,095 (4)    3.5%
Par Value               Boutonnet

Common Stock, No       Bradford G.    315,834 (5)    2.9%
Par Value               Crandall

Common Stock, No       Alfred P.      103,586 (6)    0.9%
Par Value               Glover

Common Stock, No       Michael T.     174,968 (7)    1.6%
Par Value               Lapsys

Common Stock, No       Duncan L.      242,139 (8)    2.2%
Par Value               McCarter

Common Stock, No       John F.         79,020 (9)    0.7%
Par Value               McCarthy


                                     Amount and
                        Name and     Nature of   Percent
                     Address (1) of  Beneficial     of
  Title of Class   Beneficial Owner  Ownership   Class (2)
  --------------   ----------------  ---------   ---------

Common Stock, No       Robert M.      193,447 (10)   1.8%
Par Value               Mraule,
                        D.D.S.,M.D.

Common Stock, No       Louis A.        90,996 (11)   0.8%
Par Value               Souza

Common Stock, No       Robert M.       39,113 (12)   0.4%
Par Value               Stanberry

Common Stock, No       Mose E.        117,969 (13)   1.1%
Par Value               Thomas, Jr.

Common Stock, No       Nick           165,646 (14)   1.5%
Par Value               Ventimiglia

All directors and
executive officers
of the Corporation
as a group (12 persons)             1,944,557(15)   17.7%


  ( 1) The address for all persons listed is c/o Central Coast Bancorp, 301
       Main Street, Salinas,California, 93901.
  ( 2) Includes shares of Common Stock subject to stock options exercisable immediately.
  ( 3) Includes 6,172 shares of Common Stock held jointly with his spouse and
       6,050 shares of Common Stock subject to stock options exercisable immediately.
  ( 4) Includes 109,544 shares of Common Stock held in a partnership, 5,782 shares as custodian for his grandchildren, 37,439 shares held by Mr. Boutonnet as trustee of the Charles E. Boutonnet Trust, 43,143 shares held by Mr. Boutonnet as trustee of Boutonnet Farms, Inc. Profit Sharing Plan, 87,847 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Boutonnet has shared investment power and 104,340 shares subject to stock options exercisable immediately.
  ( 5) Includes 116,970 shares of Common Stock held jointly with his spouse as trustees of the Bradford G. Crandall and Lynne O. Crandall Trust, 87,312 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. Crandall has shared investment power and 104,340 shares subject to stock options exercisable immediately.
  ( 6) Includes 14,016 shares of Common Stock held jointly with his spouse,
       971 shares held by his spouse and 70,024 shares subject to stock options exercisable immediately.
  ( 7) Includes 23 shares of Common Stock held jointly with his spouse, and
       684 shares held as custodian, 127,949 shares held in the Kathy O. Lapsys and Michael T. Lapsys Trust and 46,318 shares subject to stock options exercisable immediately.
  ( 8) Includes 50,758 shares of Common Stock held jointly with his spouse as trustees of the Duncan L. McCarter and Leslie P. McCarter Trust, 86,736 shares held in the Central Coast Bancorp Nonqualified Deferred Compensation Plan Trust as to which Mr. McCarter has shared investment power and 104,340 shares subject to stock options exercisable immediately.
  ( 9) Includes 27,263 shares of Common Stock held jointly with his spouse as trustees of the John F. McCarthy and Mary Ann McCarthy Trust and 45,655 shares subject to stock options exercisable immediately.
  (10) Includes  28,991  shares of Common Stock held by Dr.  Mraule as trustee of Robert M. Mraule D.D.S., M.D., Inc. Money Purchase Pension Plan, 60,116 shares held in the Central Coast
       Bancorp  Nonqualified  Deferred  Compensation  Plan  Trust as to
       which Mr. Mraule has shared  investment power and 104,340 shares subject to stock options exercisable immediately.
  (11) Includes 12,893 shares of Common Stock held jointly with his spouse, 7,389 shares held in the Louis A. Souza Trust and 32,280 shares subject to stock options exercisable immediately.
  (12) Includes 4,812 shares of Common Stock held jointly with his spouse as trustees of the Robert and Joen Stanberry Trust and 32,431 shares of Common Stock subject to stock options exercisable immediately.
  (13) Includes  15,450  shares of Common Stock owned  jointly with
       his     spouse,      and     59,033     shares     of     Common
       Stock subject to stock options exercisable immediately.
  (14) Includes 108,115 shares of Common Stock subject to stock options exercisable immediately.
  (15) Includes 817,266 shares of Common Stock subject to stock options exercisable immediately and 322,011 shares held by the Central Coast Bancorp Board of Directors Deferred Stock Option Plan Trust.

                           PROPOSAL NO. 1
             ELECTION OF CENTRAL COAST BANCORP DIRECTORS


     The Corporation's Bylaws provide that the number of directors of the Corporation shall not be less than seven (7) nor more than thirteen (13) and the exact number of directors is fixed at nine (9).

     The Corporation has three groups of directors, each of whom is elected for a three-year term. Class II directors are nominated for election this year. Class III directors were elected to serve until 2004 at the Annual Meeting of Shareholders on June 11, 2001. Class I directors were elected to serve until 2005 at the Annual Meeting of Shareholders on May 23, 2002.

     The following persons are the nominees of the Board of Directors for election as Class II directors to serve for a three-year term until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified:

Nominees for Election as Class II Directors
-------------------------------------------

Michael T.           Duncan L.          Nick
Lapsys               McCarter           Ventimiglia


     The following persons are the Class III and Class I directors who will continue in office as described above:

Class III Directors, Continuing in Office
-----------------------------------------

C. Edward            Bradford           Robert
Boutonnet            C. Crandall        M. Mraule

Class I Directors, Continuing in Office
---------------------------------------

Mose E.              Louis A.           Alfred
Thomas               Souza              P. Glover


     All proxies will be voted for the election of the three (3) nominees for Class II directors listed above (all of whom are incumbent directors) recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as Class II directors. If any nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be or become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

     The following table sets forth names and certain information as of March 24, 2003, concerning the persons named for election as Class II directors of the Corporation, as well as for Class III and Class I directors who are not currently subject to election.

                Director
                  of     Director
                Corpor-     of
                 ation   Bank(1)  Principal Occupation
    Name    Age  Since    Since   During Last Five Years
    ----    ---  -----    -----   ----------------------

C. Edward    63  1994      1982  President, Ocean Mist
Boutonnet                        Farms.  Managing
                                 Partner, Sea Mist Farms
                                 and Boutonnet Farms.

Bradford G.  68  1994      1982  Chairman, E.B. Stone &
Crandall                         Son, Inc., wholesale
                                 nursery supply firm.

Alfred P.    71  1996      1988  Owner, Glover
Glover                           Enterprises, a real
                                 estate development firm.

Michael T.   54  1998      1998  Chairman, Device
Lapsys                           Dynamics Incorporated,
                                 a semiconductor backend
                                 services company.

Duncan L.    56  1994      1982  President and Chief
McCarter,                        Executive Officer,
R.Ph.                            Healthcare Pathway
                                 Management, Inc. and
                                 AdvantaCare Health
                                 Partners LP d.b.a.
                                 AdvantaCare Medical and
                                 AdvantaCare Infusion

Robert M.    53  1994      1982  Physician, Dentist,
Mraule,                          Oral and Maxillofacial
D.D.S., M.D.                     Surgeon.


Louis A.     74  1996      1988  Owner, Louis A. Souza
Souza                            Construction, a general
                                 contractor, retired.
                                 Investor.

Mose E.      62  1996      1989  General Manager, Chapel
Thomas,                          of Seaside, Inc., and
Jr.                              Mission Mortuary, Inc.,
                                 funeral chapels.

Nick         61  1994      1982  Director and Chief
Ventimiglia                      Executive Officer of
                                 the Corporation and of
                                 Community Bank of
                                 Central California

(1) Represents year of first service as a director of either of the predecessors, Bank of Salinas or Cypress Bank, prior to their merger resulting in Community Bank of Central California.

     None of the directors or nominees for Class II director listed above or executive officers listed on page 6, were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Corporation acting within their capacities as such. There are no family relationships between any two or more of the directors, nominees for Class II director or executive officers. No director, nominee for Class II director or executive officer serves as a director of (i) any company which has a class of securities registered under Section 12, or which is subject to the periodic reporting requirements of Section 15(d), of the Securities Exchange Act of 1934, or (ii) any company registered as an investment company under the Investment Company Act of 1940.

Committees of the Board of Directors

     The Audit Committee, chaired by Alfred P. Glover, and the Finance Committee, chaired by C. Edward Boutonnet, whose common members include Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule (Vice Chairman) and Mose E. Thomas, Jr., oversee the Corporation's and Bank's independent public accountants, analyze the results of internal and regulatory examinations and monitor the financial and accounting organization and reporting. The Audit

Committee met twelve (12) times and the Finance  Committee met twelve
(12) times in 2002. See the Audit Committee Report on page 12 for additional information regarding the functions of the Audit Committee.

     The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates for election as directors.

     The Premises, Compensation and Performance Committee, whose members include C. Edward Boutonnet (Vice Chairman), Duncan L.
McCarter, Robert M. Mraule (Chairman), Louis A. Souza and Mose E. Thomas, Jr., oversees physical premises used in daily operations and reviews and establishes employee benefits and the compensation paid to executive officers and other employees. The Premises, Compensation and Performance Committee met twelve (12) times in 2002.

     The Investment/CRA/ALCO Committee, whose members include Bradford G. Crandall, Alfred P. Glover, Michael T. Lapsys (Chairman) and Louis A. Souza (Vice Chairman), has responsibility for asset/liability management, review of the Corporation's investment portfolio, maintenance of shareholder relations and community reinvestment. The Investment Committee met eleven (11) times in 2002.

     The Loan Committee, whose members include C. Edward Boutonnet (Vice Chairman), Bradford G. Crandall (Chairman), Alfred P. Glover, Michael T. Lapsys and Louis A. Souza has responsibility for establishing loan policy and approving loans which exceed certain dollar limits. The Loan Committee is convened at the Bank level and met twenty-two (22) times in 2002.

     The Marketing Committee, whose members include Duncan L. McCarter (Chairman), Louis A. Souza and Mose E. Thomas (Vice Chairman), has responsibility for administering the Corporation's marketing policies and marketing programs. The Marketing Committee is convened at the Bank level and met eleven (11) times in 2002.

     During 2002, the Corporation's Board of Directors held twelve (12) meetings. All Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the number of meetings of the committees on which they served.

     During 2002, the Bank's Board of Directors held twelve (12) meetings. The aggregate total of all Corporation and Bank board and committee meetings held in 2002 was 151.

Compensation of Directors

     The fees paid to directors during 2002 included a base fee of $2,050 per month for attendance at Board meetings of the Corporation and the Bank. In addition to the base fee, the Loan Committee Chairman received $200 per month, the Chairmen of the Audit, Finance, Investment/CRA/ALCO, Marketing, and the Premises, Compensation and Performance Committees each received $100 per month. The total amount of fees paid to all directors as a group for attendance at Board and committee meetings was $205,000 in 2002.

     Under the 1994 Stock Option Plan, as amended (the "1994 Plan"), the board of directors is authorized to grant nonstatutory stock options to outside directors. Nonstatutory stock options granted to outside directors under the 1994 Plan generally vest at the rate of one-third per year. The footnotes to the Security Ownership of Management table on pages 2 and 3 list vested and exercisable options granted to the outside directors under the 1994 Plan. As of the Record Date, there were also 40,333 nonstatutory stock options outstanding previously granted to the outside directors as a group at an exercise price of $10.58 (adjusted for subsequent stock dividends and splits), which were not yet exercisable.

EXECUTIVE OFFICERS

     The following table sets forth names and certain information as of March 24, 2003, concerning the executive officers of the Corporation.

                Corp-
                orate  Bank
                Execu- Execu-
                tive   tive        Principal Occupation
   Name    Age  Since  Since      During Last Five Years
   ----    ---  -----  -----      ----------------------
Nick        61  1994   1982  Chairman and Chief
Ventimiglia                  Executive Officer of the
                             Corporation since December 1994. Chief Executive
                             Officer of Community Bank of Central California or its predecessors, since 1982. President of the Corporation and the Bank from 1994 and 1982, respectively, to 2002. Organizer, Director,
                             President and Chief Executive Officer, Bank of
                             Salinas from 1982 to 1994.

John F.     60  1994   1988  President of the
McCarthy                     Corporation and of
                             Community Bank of Central California since 2002.
                             Executive Vice President, Corporate Secretary and
                             Chief Operating Officer of the Corporation, and of Community Bank of Central California or its predecessors, since 1994 and 1988, respectively.
                             Vice President and Regional Manager, Hibernia Bank,
                             Salinas from 1986 to 1988. Vice President and
                             Regional Manager, Crocker National Bank from 1980 to 1986.

Robert M.   63  1998   1998  Senior Vice President and
Stanberry                    Chief Financial Officer
                             of the Corporation, and of Community Bank of Central California or its predecessors, since 1998.
                             Secretary of the Corporation, and of Community Bank of Central California or its predecessors, since
                             2002. Vice President and Chief Financial Officer,
                             TriCo Bancshares from 1993 to 1998.

Robert C.   42  1996   1996  Senior Vice President and
Blatter                      Loan Administrator of the
                             Corporation, and of Community Bank of Central
                             California or its predecessors, since 1996. Vice
                             President, Commercial Loan Officer of Community
                             Bank of Central California or its predecessors, since 1989. Commercial Banking Officer, Bank of
                             America from 1985 to 1989.

EXECUTIVE COMPENSATION

     Set forth below is the summary compensation paid or accrued during the three years ended December 31, 2002 to Nick Ventimiglia, John McCarthy, Robert
M. Stanberry and Robert C. Blatter, the only executive officers of the Corporation and/or the Bank.

                                                   SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Long-Term Compensation
                                                                                        ----------------------
                                                   Annual Compensation                     Awards          Payouts
                                         --------------------------------------  ----------------------------------
              (a)                 (b)       (c)          (d)            (e)          (f)          (g)         (h)        (I)
            Name and              Year    Salary        Bonus          Other      Restricted  Securities      LTIP    All Other
       Principal Position                 ($) 1/       ($) 2/         Annual        Stock     Underlying    Payouts    Compen-
                                                                   Compensation    Award(s)    Options/       ($)       sation
                                                                      ($) 3/         ($)         SARs                   ($) 5/
                                                                                                (#) 4/
---------------------------------------------------------------------------------------------------------------------------------
Nick Ventimiglia, Chairman         2002   $ 255,000     $ 217,706        -            -            -           -          $2,750
and Chief Executive Officer,       2001   $ 255,000     $ 178,448        -            -            -           -          $2,625
Central Coast Bancorp              2000   $ 255,000     $ 173,250        -            -         11,000         -          $2,625
and Community Bank
---------------------------------------------------------------------------------------------------------------------------------
John F. McCarthy,                  2002   $ 175,216     $ 141,383        -            -            -           -          $3,000
President and Chief                2001   $ 169,500     $ 116,261        -            -            -           -          $2,625
Operating Officer                  2000   $ 165,500     $ 112,875        -            -          8,250         -          $2,625
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Stanberry, Senior        2002   $ 131,121      $ 79,165        -            -            -           -          $3,000
Vice President, Chief              2001   $ 126,893      $ 64,890        -            -            -           -          $2,625
Financial Officer and Corporate    2000   $ 124,000      $ 63,000        -            -          4,400         -          $2,453
Secretary
---------------------------------------------------------------------------------------------------------------------------------
Robert C. Blatter, Senior          2002   $ 111,030      $ 79,165        -            -            -           -          $1,879
Vice President and Loan            2001   $ 107,450      $ 64,890        -            -            -           -          $2,625
Administrator                      2000   $ 105,000      $ 63,000        -            -          4,400         -          $2,625
---------------------------------------------------------------------------------------------------------------------------------


1/ Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Corporation's 401(k) Plan and Deferred Compensation Plan.
2/ Amounts indicated as bonus payments were earned for performance during 2002,
   2001 and 2000.
3/ No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2002, 2001 and 2000.
4/ Amounts shown represent the number of shares granted, adjusted for all stock dividends and stock splits. Under the Corporation's 1994 Stock Option Plan, as amended, (the "Plan") options could be granted to directors and key, full-time salaried, officers and employees of the Corporation and the Bank. Options granted under the Plan were either incentive options or non-statutory options. Options granted under the Plan became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. Upon a change in control, options do not become fully vested and exercisable, but may be assumed or equivalent options may be substituted by a successor corporation. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. During 2002, there were no options granted to executive officers Nick Ventimiglia, John F. McCarthy, Robert M. Stanberry and Robert
   C. Blatter.
5/ Amounts shown for each named executive officer are 401(k) matching contributions for the year indicated.

     The following table sets forth the number of shares of Common Stock acquired by each of the named executive officers upon the exercise of stock options during fiscal year 2002, the net value realized upon exercise, the number of shares of Common Stock represented by outstanding stock options held by each of the named executive officers as of December 31, 2002 and the value of such options based on the closing price of the Corporation's Common Stock and certain information concerning unexercised options under the 1994 Stock Option Plan, as amended.

                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                             FY-END OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------
          (a)                (b)          (c)                 (d)                             (e)
                                                            Number of
                                                           Securities                       Value of
                                                           Underlying                     Unexercised
                                                          Unexercised                     in-the-Money
                                                          Options/SARs                    Options/SARs
                                                       at Fiscal Year-End               at Fiscal Year-
                           Shares        Value                (#)                           End ($)
                         Acquired on    Realized          Exercisable/                    Exercisable/
 Name                   Exercise (#)      ($)            Unexercisable                  Unexercisable 1/
------------------------------------------------------------------------------------------------------------------
 Nick Ventimiglia               -          -           103,124   /     4,991    $ 1,287,631     /   $   36,859
------------------------------------------------------------------------------------------------------------------
 John F. McCarthy               -          -            41,912   /     3,743    $   470,015     /   $   27,642
------------------------------------------------------------------------------------------------------------------
 Robert M. Stanberry         4,812  $ 21,210            30,435   /     1,997    $   259,650     /   $   14,743
------------------------------------------------------------------------------------------------------------------
 Robert C. Blatter          21,187  $140,627             4,054   /     1,997    $    29,934     /   $   14,743
------------------------------------------------------------------------------------------------------------------

1/ The aggregate value has been determined based upon the closing price for the Corporation's Common Stock at year-end, minus the exercise price.


Employment Contracts and Termination of Employment and Change in Control Arrangements

     The Corporation has entered into employment agreements with Messrs. Ventimiglia, Chairman and Chief Executive Officer; McCarthy, President and Chief Operating Officer; Stanberry, Senior Vice President and Chief Financial Officer; and Blatter, Senior Vice President and Loan Administrator. The agreements provide for an original term of three years with automatic one-year extensions until the agreements are terminated as described below. The agreements provide for a base salary, which is disclosed in the Summary Compensation Table. The base salaries under each agreement are reviewed annually and are subject to adjustment at the discretion of the Board of Directors. Additionally, the agreements provide for, among other things: (a) a discretionary annual bonus based upon the Corporation's achievement of certain profitability, growth and asset quality standards as established by the Board of Directors; (b) payment of base salary, reduced by the amounts received from state disability insurance or workers' compensation or other similar insurance benefits through policies provided by the Bank; (c) stock option grants under the Corporation's stock option plan, at the sole discretion of the Board of Directors; (d) four weeks annual vacation leave; (e) use of an automobile; and (f) reimbursement for ordinary and necessary expenses incurred in connection with employment.

     The agreements may be terminated with or without cause, but if the agreements are terminated without cause due to the occurrence of circumstances that make it impossible or impractical for the Employer to conduct or continue its business, the loss by the Employer of its legal capacity to contract or the Employer's breach of the terms of the agreement, the employee is entitled to receive severance compensation equal to six months of the existing base salary (twelve months in the case of Mr. Ventimiglia). The agreements further provide that in the event of a "change in control" as defined therein and within a period of one and a half years (two years in the case of Mr. Ventimiglia) following consummation of such change in control: (a) the employee's employment is terminated; or (b) any adverse change occurs in the nature and scope of the employee's position, responsibilities, duties, salary, benefits or location of employment; or (c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of employment, then the employee will be entitled to receive severance compensation in an amount equal to a multiple of the employee's average annual compensation for the five years immediately preceding the change in control as follows: (a) two times for Mr. Ventimiglia; (b) one and one-half times for Messrs. McCarthy and Stanberry; and
(c) one times for Mr. Blatter.

     Recognizing the importance of building and retaining a competent management team, additional agreements were entered into to provide post-retirement benefits to Messrs. Ventimiglia, McCarthy and Blatter. The terms of the agreements include the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age. The agreements generally provide for annual retirement benefit payments of Ninety Thousand Dollars ($90,000) to Mr. Ventimiglia, Seventy Thousand Dollars ($70,000) to Mr. McCarthy and Forty-Five Thousand Dollars ($45,000) to Mr. Blatter. The annual retirement benefit amount is payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (a) disability prior to retirement in which case the employee shall be entitled to a lesser benefit payment amount based upon the length of employment; and (b) either termination of employment without cause or constructive termination following a "change of control," in which case the employee is entitled to receive the full annual benefit payment in equal monthly installments for fifteen (15) years beginning in the month following the termination or "change of control." Generally, in those situations where the employee is terminated for cause, or where the employee voluntarily terminates his employment prior to retirement or other event triggering a right to payments under the agreement, the employee is not entitled to the payment of any benefits.


EQUITY COMPENSATION PLAN INFORMATION

     The chart below lists information regarding common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the Corporation's 1994 Stock Option Plan. The Corporation has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of the Corporation's common stock.

---------------------------------------------------------
Plan Category  Number of     Weighted-average Number of
               securities    exercise         securities
               to be issued  price of         remaining
               upon          outstanding      available
               exercise of   options,         for future
               outstanding   warrants and     issuance
               options,      rights           under equity
               warrants and                   compensation
               rights                         plans
                                              (excluding
                                              securities
                                              reflected in
                                              column (a))

                    (a)          (b)            (c)
---------------------------------------------------------
Equity
compensation     1,063,004       $6.72       1,922,075
plans
approved by
security
holders
---------------------------------------------------------
Equity
compensation        -0-           -0-           -0-
plans not
approved by
security
holders
---------------------------------------------------------
    Total        1,063,004       $6.72       1,922,075
---------------------------------------------------------

BOARD COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

     The compensation of the executive officers of the Corporation and the Bank is reviewed and approved annually by the Board of Directors on recommendation by the Premises, Compensation and Performance Committee (the "Committee"). During 2002, Messrs. Boutonnet, McCarter, Mraule, Souza and Thomas were members of the Committee. Messrs. Ventimiglia, McCarthy, Stanberry and Blatter, served as executive officers of the Corporation and/or the Bank during 2002.

     The Committee's philosophy is that compensation should be designed to reflect the value created for shareholders while supporting the Corporation's strategic goals. The Committee reviews annually the compensation of the executive officers to insure that the Corporation's compensation programs are related to financial performance and consistent generally with employers of comparable size in the industry. Annual compensation for the Corporation's executive officers includes the following components:

     1) Base salary is related to the individual officer's level of responsibility and comparison with comparable employers in the industry.

     2) Annual cash bonuses are based on individual and Corporation performance. Factors evaluated include the achievement of certain profitability, growth and asset quality standards as established by the Board of Directors. The bonus compensation is funded from the Corporation's pre-tax income. While many of the factors considered in determining whether to award a bonus are objective, the Committee recommendation may also include certain subjective factors as part of the bonus analysis. During 2002, bonuses were recommended by the Committee and approved by the Board of Directors for the named executive officers as reflected in the Summary Compensation Table.

     3) Stock option grants are intended to increase the executive officers' interest in the Corporation's long-term success and to link the interests of the executive officers with those of the shareholders as measured by the Corporation's share price. Stock options are granted at the prevailing market value of the Corporation's Common Stock and will only have value if the Corporation's stock price increases. See the Summary Compensation Table and Option/SAR Exercise Table, and notes thereto for a further description of stock options.

     4) The Corporation matches salary deferred by employees participating in its 401(k) Plan at a rate determined annually by the Board of Directors (25% of salary deferred for 2002). Executive officers are eligible to participate in the 401(k) plan. See the Summary Compensation Table for further 401(k) plan information.

Submitted by:

/s/ ROBERT M. MRAULE         /s/ C. EDWARD BOUTONNET     /s/ DUNCAN L. MCCARTER
-------------------------    -----------------------     -------------------
Robert M. Mraule, DDS, MD    C. Edward Boutonnet         Duncan L. McCarter

/s/ LOUIS A. SOUZA           /s/ MOSE E. THOMAS
-------------------------    -----------------------
Louis A. Souza               Mose E. Thomas, Jr.

AUDIT COMMITTEE REPORT

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee consists of the following members of the Corporation's Board of Directors: Alfred P. Glover, Michael T. Lapsys, Duncan L. McCarter, Robert M. Mraule, and Mose E. Thomas, Jr. Each of the members of the Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Committee operates under a written charter adopted by the Board of Directors.

     The Committee's responsibilities include providing advice with respect to the Corporation's financial matters and assisting the Board of Directors in discharging its responsibilities regarding accounting, tax and legal compliance. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation's independent accountants and internal auditors (BancAudit Associates LLC); (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

     The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2002 with the Corporation's management. The Committee has discussed with Deloitte & Touche LLP, the Corporation's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed with Deloitte & Touche LLP their independence relative to the Corporation.

     Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Sumitted by:

/s/ ALFRED P. GLOVER     /s/ ROBERT M. MRAULE             /s/ MICHAEL T. LAPSYS
--------------------     -------------------------        ---------------------
Alfred P. Glover         Robert M. Mraule, DDS, MD        Michael T. Lapsys


/s/ DUNCAN L. MCCARTER   /s/ MOSE E. THOMAS
----------------------   -------------------------
Duncan L. McCarter       Mose E. Thomas, Jr.

COMPARISON OF CENTRAL COAST BANCORP SHAREHOLDER RETURN

   Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Corporation's Common Stock with the cumulative total return of the S&P 500 and the Nasdaq Bank Index as of the end of each of the Corporation's last five fiscal years.

   The following table assumes that $100.00 was invested on December 31, 1997 in Central Coast Bancorp Common Stock and each index, and that all dividends were reinvested. Returns have been adjusted for stock dividends and stock splits declared by Central Coast Bancorp. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                        [ graphic ommitted ]

Index                                  12/31/97         12/31/98        12/31/99         12/31/00         12/31/01        12/31/02
                               ----------------------------------------------------------------------------------------------------
Central Coast Bancorp                    100.00           107.26          109.98           131.05           161.29          181.05
S&P 500                                  100.00           129.03          156.28           142.38           125.58           97.72
Nasdaq Bank Stocks                       100.00            99.36           95.51           108.95           117.97          120.61



Changes in Control

     The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change of control of the Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and ten percent or more shareholders of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation's equity securities appear to have been met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     There have been no transactions, or series of similar transactions, during 2002, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Certain Business Relationships

     There were no business relationships during 2002 of the type requiring disclosure under Item 404(b) of Regulation S-K.

Indebtedness of Management

     The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2002 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                           PROPOSAL NO. 2
                 RATIFICATION OF THE APPOINTMENT OF
                   INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Deloitte & Touche LLP, certified public accountants, served the Corporation as its independent public accountants and auditors for the 2002 fiscal year at the direction of the Board of Directors of the Corporation. Deloitte & Touche LLP has no interests, financial or otherwise, in the Corporation. The services rendered by Deloitte & Touche LLP during the 2002 fiscal year were audit services, consultation in connection with various accounting matters, and preparation of the Corporation's income tax returns. The fees paid to Deloitte & Touche LLP for professional services during the 2002 fiscal year were as follows:

Audit Fees

     The Corporation paid Deloitte & Touche LLP $247,000 during the 2002 fiscal year for the audit of the Corporation's annual financial statements for the most recent fiscal year and for reviews of the Corporation's financial statements included in the Corporation's Form 10-Q filings for the 2002 fiscal year.

Financial Information Systems Design and Implementation Fees

     No services were provided and no payments made for financial information system design and implementation.

All Other Fees

     The Corporation paid Deloitte & Touche LLP $21,000 during the 2002 fiscal year for all other services rendered by Deloitte & Touche LLP to the Corporation.

     The Board of Directors of the Corporation approved each professional service rendered by Deloitte & Touche LLP during the 2002 fiscal year and considered whether the provision of such services is compatible with Deloitte & Touche LLP maintaining its independence. It is anticipated that one of the representatives of that firm will be present at the Meeting and will be able to make a statement if they so desire and answer appropriate questions.

     The Board of Directors has selected Deloitte & Touche LLP to serve as the Corporation's independent public accountants for the year 2003 and recommends that shareholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP.

ANNUAL REPORT

     The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 2002 is included in this mailing to shareholders.

FORM 10-K

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO ROBERT M. STANBERRY, SECRETARY, CENTRAL COAST BANCORP, 301 MAIN STREET, SALINAS, CALIFORNIA, 93901.


SHAREHOLDERS' PROPOSALS

     Next year's Annual Meeting of Shareholders will be held on May 20, 2004. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2004 Annual Meeting of Shareholders is December 24, 2003. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the December 24, 2003 deadline. All proposals should be submitted by Certified Mail - Return Receipt Requested, to Robert M. Stanberry, Secretary, Central Coast Bancorp, 301 Main Street, Salinas, California, 93901.

OTHER MATTERS

     The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.


                                        CENTRAL COAST BANCORP


                                        /s/ ROBERT M. STANBERRY
                                        -----------------------
Salinas, California                     Robert M. Stanberry, Secretary
April 22, 2003

APPENDIX A
                                  Audit Charter

ARTICLE 1

PURPOSE

     The Audit Committee shall oversee the integrity of the financial reporting process and internal controls of the Company/Bank (the Terms Company and Bank refer to each entity jointly). The Audit Committee is responsible for the selection, evaluation and replacement of independent and internal auditors. The Committee shall confirm and assure the independence of the independent auditor and the objectivity of the internal auditor. The Audit Committee shall monitor the control environment of the Company/Bank and shall review the adequacy of internal control systems, including internal audit activities, to ensure the accuracy of financial reporting. The Audit Committee, working with management, shall help ensure that the involvement of the Company's/Bank's internal auditor in the audit of the Company's/Bank's entire financial reporting process is appropriate and properly coordinated with the independent Auditor. Finally, the Audit Committee shall foster a strong ethical climate within the Company/Bank and maintain open channels of communication.

     The Audit Committee shall report regularly to the Board of Directors of the Company/Bank ("Board"). The Board and management shall ensure that the Audit Committee has adequate resources and authority to discharge its responsibilities and to act as informed, vigilant and effective overseers of the Company's/Bank's financial reporting process and internal controls.

ARTICLE 2

DEFINITIONS

2.1 Affiliate: An "Affiliate" of the Company/Bank or of any other entity, hereinafter acquired, shall mean an entity that directly or indirectly controls, or is controlled by, or is under common control with, the Company/Bank or the other entity, as the case maybe.

2.2 Audit Services: "Audit Services" is any work required to be performed by an Independent Auditor or Internal Auditor.

2.3  Call   Report:   A  "Call   Report"   for  any   period  is  the
     consolidated   Report   of   Condition   and   Income   for  the
     Company/Bank.

2.4 Financial Reporting: The "Financial Reporting" of the Company/Bank is the recording, processing, summarizing and presenting of financial data in annual Financial Statements, interim Financial Statements and regulatory reports.

2.5 Financial Statements: The "Financial Statements" of the Company/Bank are the statements and accompanying footnotes that are intended to show the financial position of the Company/Bank at a point in time, and the results of operations and the cash flows of the Company/Bank, over a period of time.

2.6 Governmental Entity: A "Governmental Entity" shall mean (1) any national government, or political subdivision thereof or local jurisdiction therein; or (2) any board, commission, department, division, organ, instrumentality, court or agency of any entity described in (1) above, however constituted.

2.7 Independent Auditor: An "Independent Auditor" is any individual, including an auditor, who performs or participates in providing Audit Services and any accounting firm, including a corporation, proprietorship, partnership or other business comprised of Independent Auditors providing Audit Services.

2.8 Independent Director: An "Independent Director" of the Company/Bank is a director of the Company/Bank who (1) is not and has not been an officer or employee of the Company/Bank or any of its Affiliates within the preceding 3 years, (2) the Board has determined is independent of management of the Company/Bank after considering whether (a) the director serves or has served as a consultant, advisor, promoter, underwriter, legal counsel, or trustee to the Company/Bank or any of its Affiliates; (b) the director is a relative of an officer or other employee of the Company/Bank or any of its Affiliates currently or in the past three years; (c) the director has received compensation in excess of $60,000, except for board services, retirement benefits or non-discretionary compensation; (d) a company affiliated with the director has received or has made payments to/from the Company/Bank in excess of 5% of gross revenues or $200k, whichever is more in the past 3 years, and (e) the director is employed as executive of another entity where any executive of the Company/Bank serves on that entity's compensation committee.


ARTICLE 3

ORGANIZATION

3.1 Membership: The Audit Committee shall consist of not less than three (3) independent directors who must be able to read and understand financial statements. In addition, at least one member must have financial sophistication. The Audit Committee may have one non-independent director on the committee with Board approval and proxy disclosure if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders; however, a current employee, officer or immediate family member is not permitted for any reason.

3.2 Appointment and Term: The Board of Directors shall appoint the members of the Audit Committee at its annual meeting for a term of one year.

3.3 Chairperson: The Chairperson of the Audit Committee shall be appointed by the Board of Directors of the Company/Bank from among the members of the Audit Committee. The Chairperson of the Audit Committee shall preside at all meetings of the Audit Committee and shall perform such other duties as may be assigned by the Board of Directors from time to time.

3.4 Removal: Except as provided in this paragraph, a member of the Audit Committee may be removed from the Audit Committee upon the vote of a majority of the Board. Any member of the Audit Committee, effective as of the date such member ceases to be a member of the Board, shall also cease to be a member of the Audit Committee. The Board shall remove from the Audit Committee:

    (a) Any member who the Board determines has breached such member's obligations under the Company's/Bank's Code of Ethics and Statement of Responsibilities;

    (b) Any member who fails to attend a minimum of seventy-five percent (75%) of all general and special meetings of the Audit Committee, such determination to be made on an annual basis at the Organizational meetings of the Company/Bank;

    (c) Any member who has been convicted of a felony or who has engaged in any dishonest or fraudulent activity, as determined by a Court of competent jurisdiction;

    (d) Any member who has grossly abused such member's authority as an Audit Committee member and/or Board member of the Company/Bank, as determined by the Board; or

    (e)  Any member who has been declared of unsound mind.


3.5 Resignation: Any member of the Audit Committee may resign effective upon giving written notice to the Chairperson of the Board of Directors unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a later time, a successor may be appointed to fill the vacancy on the Audit Committee when the resignation becomes effective.

3.6 Vacancies: All vacancies on the Audit Committee, however created, may be filled by a majority vote of the Board of Directors, and each member of the Audit Committee so appointed shall hold office until the expiration of the term for which appointed and until a successor is appointed and qualified.

3.7 Regular Meetings: Regular meetings of the Audit Committee shall be held at least quarterly during each fiscal year of the Company/Bank at such time and place as the Audit Committee by resolution shall determine. The Audit Committee shall meet prior to the commencement of the annual audit by the Company's/Bank's Independent Auditor to review the scope and approach of the annual audit and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors. The Audit Committee may provide for other regular meetings of the Audit Committee by resolution. Regular meetings of the Audit Committee may be held without notice.

3.8 Special Meetings: Special meetings of the Audit Committee may be called at any time by the Chairperson of the Audit Committee, any two members thereof, the Chairperson of the Board of Directors or a majority of the Board of Directors. Special meetings may be held upon four (4) days' notice by mail or twenty-four (24) hours' notice delivered personally or by telephone, facsimile or telegraph.

3.9 Voting: A majority of the Audit Committee members shall constitute a quorum for the transaction of business. Every action consented to by a majority of the Audit Committee members present at a meeting (at which a quorum is present) shall be regarded as an act of the Audit Committee.

3.10 Minutes: The Audit Committee shall maintain minutes and other relevant records of its meetings and activities. Such minutes shall be made available for review by the Board of Directors, and by bank regulatory agencies.

3.11 Telephone Conference Meetings: Members of the Audit Committee may participate in a meeting through the use of conference telephone or similar communication equipment, so long as all members participating in such meetings can hear one another. Participation in a meeting pursuant to this Section will be recorded in the minutes and will constitute presence in person at such meeting.

3.12 Access to Counsel: The Audit Committee may retain its own outside counsel, to be paid at the expense of the Company/Bank, at its discretion and without the prior permission or approval of the Board of Directors or the management of the Company/Bank.


3.13 Authority to meet with Auditors: The Audit Committee shall have the authority without obtaining the permission of the Board of Directors of the Company/Bank to meet at any time with the Company's/Bank's Independent Auditor or any of the Company's/Bank's internal audit personnel without including any of the other members or representatives of the management of the Company/Bank in such meeting.

3.14 Internal Auditor:

    (a) Audit Committee Appointment of an Internal Auditor. The Audit Committee shall appoint the Company's/Bank's Internal Auditor, who shall serve at the pleasure of the Audit Committee, and who shall report on all matters directly to the Chairperson of the Audit Committee. The Audit Committee shall be responsible for overseeing and maintaining the independence of the Internal Auditor. The Company's/Bank's Internal Auditor shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee and report regularly on the activities of the Company's/Bank's internal auditing personnel. The internal auditor shall be accountable to the Audit Committee and the Board of Directors.

    (b) Internal Auditor Relationship with Company/Bank Management. The Internal Auditor shall be available to the Chief Executive Officer and other officers of the Company/Bank for opinions and advice concerning the Company's/Bank's internal controls. In particular, the Internal Auditor shall advise the Chief Executive Officer and other officers of the Company/Bank as to whether the Company's/Bank's accounting systems, internal controls, and policies and procedures are adequate, efficient, effective, and followed by Company/Bank personnel. The Internal Auditor's performance under this paragraph with respect to the Company's/Bank's management periodically shall be reviewed by the Chief Executive Officer and shall be part of the Internal Auditor's annual performance review.

3.15 Amendments:

    (a) General. This charter of the Audit Committee may be amended only by a resolution adopted by a majority of the Outside Directors (whether or not constituting a quorum of the entire Board of Directors).

    (b) Compliance with Rules issued by Regulatory Agencies. It is the intent of the Board of Directors that this Audit Committee Charter complies with applicable legal rules, including rules and guidelines of the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Securities and Exchange Commission and the NASDAQ Stock Exchange. It is also the intent of the Board of Directors to amend this Charter, from time to time, to comply with changes in applicable law including changes in the final rules and guidelines of the organizations listed above.

ARTICLE 4

DUTIES AND RESPONSIBILITIES

4.1 Duties and Responsibilities: The duties and responsibilities of the Audit Committee shall include the following:

     a) Review of Reports. The Audit Committee shall review with management and the Independent Auditor, quarterly interim financial information. The Committee shall review and discuss the audited annual financial statements with management and the independent auditors and recommend to the board of directors inclusion of such statements in the annual report on Form10-K. The Audit Committee shall inquire as to the independent auditors qualitative judgments about the appropriateness, not just the acceptability of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company/Bank.

     b) Approval Selection and Termination of Independent Auditor. The Audit Committee shall approve the selection and termination of the Company's/Bank's Independent Auditor. The Audit Committee shall arrange for pre-filing independent accountant's review of quarterly interim financial statements and for an audit of the annual financial statements. Prior to the commencement of any proposed audit of the Company's/Bank's financial records or Financial Reporting by the Independent Auditor, the Audit Committee shall review and approve the scope and approach of the proposed audit. The Audit Committee shall confirm and assure the independence of the independent auditor.

     c) Review of Adjustments, Suggestions, and Disagreements. The Audit Committee shall review all significant adjustments to the Company's/Bank's Financial Statements suggested by the Company's/Bank's Independent Auditor and address all significant disagreements between the Independent Auditor and the management of the Company/Bank. The management of the Company/Bank shall advise the Audit Committee of any significant accounting issue on which it seeks to obtain an opinion from any auditor other than the Company's/Bank's Independent Auditor or by any Governmental Entity for improvements to the Company's/Bank's internal financial controls or Financial Reporting practices and procedures.

     d) Oversight of Internal Accounting Controls. The Audit Committee shall review the adequacy of the Company's/Bank's systems and procedures of internal accounting controls over Financial Reporting. The Audit Committee shall review the handling by the Company's/Bank's management of any material inadequacies or reportable conditions identified by the Company's/Bank's internal auditing personnel or Independent Auditor in the systems and procedures of internal accounting records.

     e) Evaluation of Internal Audit Function. The Audit Committee shall from time to time, and at least quarterly, evaluate the activities, organizational structure, qualifications, utilization and effectiveness of the Company's/Bank's internal auditing personnel. The Audit Committee shall review with management and the Internal Auditor their assessments of the adequacy of internal controls, including identified material weakness in internal controls. The Audit Committee shall review with management and with the Internal Auditor measures for detection and prevention of management override or compromise of the internal control system. Finally, the Audit Committee shall work with management and the Internal Auditor to assure comprehensive coverage of the Company's/Bank's operations by audits.

     f) Oversight of Internal Credit Review Process. The Audit Committee shall review the adequacy of the Company's/Bank's internal credit review process. The Audit Committee may at its discretion obtain assistance in conducting such review from one or more outside consultants selected by the Audit Committee whose fees, if any, shall be paid by the Company/Bank with, however, the prior permission of the Board.

     g) Duties Provided for Under Applicable Law. The Audit Committee shall have all such other duties and responsibilities
         specifically     provided    for    as    audit    committee
         responsibilities under applicable law.

     h) Compliance with Banking Regulations and Accounting Standards. The Audit Committee shall ensure the Company's/Bank's compliance with all applicable banking regulations and accounting rules, as such regulations and rules relate to any of the duties and responsibilities.

     i) Annual Reporting to Shareholders. The Audit committee shall report annually in the proxy statement the following:

         o the Audit committee's review and discussion of the financial statements with management;
         o the Audit committee's discussion with the independent auditors of the written independence disclosures required by Independence Standards Board Statement No. 1; and
         o the audit Committee's recommendation to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10K.

4.2 Access to Corporate Resources: The Audit Committee shall at all times have access to resources of the Company/Bank, including personnel and electronic computing or data processing support (subject to the constraints of the annual operating budget approved by the Board), which the Audit Committee may deem necessary to enable the Audit Committee to perform its duties and responsibilities as set forth in this Article 4.

                             CENTRAL COAST BANCORP

                      Solicited by the Board of Directors
                    for the Annual Meeting of Shareholders
                               on May 22, 2003


     THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS
                  AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


The undersigned holder of common stock acknowledges receipt of a copy of the notice of annual meeting of shareholders of Central Coast Bancorp and the accompanying proxy statement dated April 22, 2003, and revoking any proxy heretofore given, hereby constitutes and appoints C. Edward Boutonnet and Nick Ventimiglia, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of Central Coast Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Coast Bancorp, to be held at 301 Main Street, Salinas, California, on Thursday, May 22, 2003, at 5:30 p.m. or at any postponements or adjournments thereof, upon the following items as set forth in the notice of meeting and proxy statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.


THE  BOARD  OF DIRECTORS  RECOMMENDS  A VOTE "FOR" PROPOSALS 1 AND 2 SET
FORTH ON THE REVERSE SIDE. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" PROPOSALS 1
AND 2 SET FORTH ON REVERSE SIDE.

                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                         ANNUAL MEETING OF SHAREHOLDERS OF
                                               CENTRAL COAST BANCORP
                                                    MAY 22, 2003


                                             Please date, sign and mail
                                               your proxy card in the
                                             envelope provided as soon
                                                    as possible.

                                  Please detach and mail in the envelope provided.
-----------------------------------------------------------------------------------------------------------------------------------
            THE BOARD OF DIRECTOS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPSAL 2.
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
                                                   SHOWN HERE [X]

1. To elect as Class II directors of Central Coast Bancorp,                                                    FOR AGAINST ABSTAIN
   management's nominees set forth below to serve for a      2.  To ratify the appointment of Deloitte &       [  ]   [  ]   [  ]
   three year term until the 2006 annual meeting of              Touche LLP as independent public
   shareholders and until their successors are duly              accountants for the 2003 fiscal year.
   elected and qualified.
                                 Nominees
   [  ] FOR ALL DIRECTORS    [ ]  Michael T. Lapsys          The proxyholders will vote according to their discretion on all other
                             [ ]  Duncan L. McCarter         matters which may properly be presented for action at the Meeting.
   [  ] WITHHOLD AUTHORITY   [ ]  Nick Ventimiglia
        FOR ALL NOMINEES                                     THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF
                                                             DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE
   [  ] FOR ALL EXCEPT                                       BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
        (See instructions below)                             OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND
                                                             "FOR" PROPOSAL NO. 2. THE PROXY WHEN PROPERLY EXECUTED
                                                             WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, IT WILL
                                                             BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE
                                                             BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2.

                                                             WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
INSTRUCTION: To withhold authority to vote for any           PLEASE DATE, SIGN  AND  RETURN  THIS  PROXY AS PROMPTLY
individual nominee, mark "FOR ALL EXCEPT" and fill           AS POSSIBLE  IN THE ENCLOSED POSTAGE PAID ENVELOPE.
in the circle next to each nominee you wish to
withhold, as show here:[X]



To change the address on your account, please check
the box at right and indicate your new address in the
address space above.  Please note that                [   ]             Please check here if you plan to attend the meeting. [  ]
changes to the registered name(s) on the account may
not be submitted via this method.


Signature of Shareholder                         Date:           Signature of Shareholder                        Date:
                         ------------------------     -----------                        ------------------------      ----------
Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.